Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Share repurchase program
In March 2023, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $500 million of AerCap ordinary shares through September 30, 2023. Repurchases under the program may be made through open market purchases or privately negotiated transactions in accordance with applicable U.S. federal securities laws. The timing of repurchases and the exact number of common shares to be purchased will be determined by the Company's management, in its discretion, and will depend upon market conditions and other factors. The program will be funded using the Company's cash on hand and cash generated from operations. The program may be suspended or discontinued at any time.

Revolving credit facility amendment and extension
In March 2014, AICDC entered into a senior unsecured revolving credit facility (the “Citi Revolver I”) which was subsequently upsized and amended. In February 2023, AICDC extended the Citi Revolver I, extending its maturity to February 2027.
Insurance claims relating to aircraft remaining in Ukraine
In January 2023, we submitted insurance claims for $100 million under our C&P Policy for our two aircraft which remain in Ukraine. We intend to continue to vigorously pursue such claims under the C&P Policy. However, the collection, timing and amount of any potential recoveries are uncertain.